Cash and cash equivalents	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Cash and cash equivalents
21 Cash and cash equivalents

	2019	2018	2017
Cash at bank and in hand	4,619	3,725	3,720

Short-term deposits	2,518	2,524	2,544

Money market investments	5,116	2,493	4,496

Short-term collateral	11	2	7
At December 31	12,263	8,744	10,768
The carrying amounts disclosed reasonably approximate the fair values as at the year-end.
EUR 7.2 billion (2018: EUR 6.2 billion) of cash collateral is received related to securities lending, repurchase agreements and margins on derivatives transactions. A corresponding liability to repay the cash is recognized in other liabilities (refer to note 41 Other liabilities). Refer to note 46 Transfer of financial assets for details on collateral received and paid. Investment of cash collateral received is restricted through limitations on credit worthiness, duration, approved investment categories and borrower limits. EUR 11 million (2018: EUR 2 million) of the cash collateral received is included in cash and cash equivalents and the remainder is included in other asset classes as that collateral is typically reinvested. Aegon earns a share of the spread between the collateral earnings and the rebate paid to the borrower of the securities. Income from securities lending programs was approximately EUR 6 million (2018: EUR 8 million; 2017: EUR 11 million).

The weighted effective interest rate on short-term deposits in 2019 was 0.38% negative (2018: 0.39% negative) and these deposits have an average maturity of 19 days (2018: 28 days).
For the purposes of the cash flow statement, cash and cash equivalents comprise the following:

	Note	2019	2018	2017
Cash and cash equivalents		12,263	8,744	10,768

Cash classified as Assets held for sale		-	-	260

Bank overdrafts	41	-	-	(2)

Bank overdrafts classified as Liabilities held for sale		-	-	(1)
Net cash and cash equivalents		12,263	8,744	11,026
Cash and cash equivalents include cash and demand balances held at the Dutch Central Bank. The Dutch Central Bank requires Aegon Bank N.V. to place 1% of their deposits with agreed maturity or the savings accounts (without restrictions to withdraw their money) in an account with the Dutch Central Bank. This deposit is renewed every 42-49 days, based on an updated valuation of total assets. The interest paid on this deposit is equal to the ECB deposit rate which was -50bp as from 18 September 2019 (-40bp throughout 2018 up to 18 September 2019). The year-end minimum required balance on deposit by the Dutch Central Bank was EUR 79 million (2018: EUR 70 million). These deposits are therefore not freely available.

Summary cash flow statement	2019	2018	2017
Net cash flows from operating activities	7,302	517	553

Net cash flows from investing activities	(86)	(438)	(1,196)

Net cash flows from financing activities	(3,730)	(2,395)	519
Net increase in cash and cash equivalents	3,486	(2,317)	(125)
Net cash and cash equivalents at December 31, 2019, are positively impacted by effects of changes in exchange rates of EUR 33 million (2018: EUR 35 million positive; 2017: EUR 196 million negative).
Analysis of cash flows
2019 compared to 2018
Net cash flows from operating activities
Total net cash flow from operating activities increased by EUR 6,785 million to a EUR 7,302 million inflow (2018: EUR 517 million inflow). The main movements are the cash inflows regarding insurance and investment liabilities general account and for account of policyholder (refer to note 34 Insurance contracts and note 35 Investment contracts), cash inflows from disposal of derivatives (refer to note 24 Derivatives) and net purchase of investments for account of policyholder (refer to note 23 Investments for account of policyholders) partially offset by outflow from results from financial transactions (refer to note 10 Results from financial transactions).
Net cash flows from investing activities
Net cash flows from investing activities increased by EUR 352 million to a EUR 86 million outflow (2018: EUR 438 million outflow). The total consideration paid for acquisitions/capital contributions in joint ventures and associates, was EUR 269 million. The total consideration received for disposals, excluding transferred assets and reinsurance assets from reinsurance transactions, was EUR 155 million. Transferred cash and cash equivalents amounts to an outflow of EUR 17 million as a result of disposal of entities over which control is lost. The outflow in 2019 is mainly driven by the expansion of the joint venture arrangement with Banco Santander in Spain and capital injections to support growth in Amvest, offset by the sale off the businesses in Czech Republic and Slovakia (refer to note 48 Business combinations).
Net cash flows from financing activities
Net cash flow from financing activities decreased by EUR 1,312 million to a EUR 3,707 million outflow (2018: EUR 2,395 million outflow). The decrease is a result of proceeds and repayments of borrowings (refer to the table below and note 37 Borrowings) and other equity instruments redeemed (refer to note 31 Other equity instruments).

2018 compared to 2017
Net cash flows from operating activities
Total net cash flow from operating activities decreased slightly by EUR 36 million to a EUR 517 million inflow (2017: EUR 553 million inflow). The main movements are the inflow from results from financial transactions (refer to note 10 Result from financial transactions) offset by cash outflows regarding insurance and investment liabilities for account of policyholder (refer to note 34 Insurance contracts and note 35 Investment contracts).
Net cash flows from investing activities
Net cash flows from investing activities increased by EUR 758 million to a EUR 438 million outflow (2017: EUR 1,196 million outflow). The total consideration paid for acquisitions, including cash in acquired entities, was EUR 89 million. The total consideration received for disposals, excluding transferred assets and reinsurance assets from reinsurance transactions, was EUR 214 million. Total consideration received in cash and cash equivalents amounted to EUR 202 million, as an earn-out of EUR 2 million was part of the total consideration. Transferred cash and cash equivalents amounts to an outflow of EUR 416 million as a result of reinsurance transactions and disposal of entities over which control is lost. The outflow in 2018 is mainly driven by the acquisition of Robidus, the divestment of Aegon Ireland plc and the divestment of the last substantial block of US Life reinsurance business (refer to note 48 Business combinations).
Net cash flows from financing activities
Net cash flow from financing activities decreased by EUR 2,914 million to a EUR 2,395 million outflow (2017: EUR 519 million inflow). The decrease is a result of proceeds and repayments of borrowings (refer to the table below and note 37 Borrowings) and other equity instruments redeemed (refer to note 31 Other equity instruments).
Reconciliation of liabilities arising from financing activities
The table below shows the reconciliation between the net cash flows from financing activities and the liabilities as included in the consolidated statement of financial position.

	Cash flows			Non-cash changes
Reconciliation of debt from financing activities	At January 1, 2019	Addition	Repayment	Disposal of a business	Realized gains / losses in income statement	Movements related to fair value hedges	Amortization	Transfer to/ from other headings	Other	Net exchange difference	At December 31, 2019
Subordinated borrowings	1,389	806	-	-	-	-	1	-	-	11	2,207

Trust pass-through securities	133	-	-	-	-	1	(1)	-	-	2	136

Borrowings	12,061	4,117	(7,014)	-	(8)	-	1	-	-	149	9,307
Assets held to hedge Trust pass-through securities	10	-	-	-	1	-	-	-	-	-	11

	Cash flows			Non-cash changes
Reconciliation of debt from financing activities	At January 1, 2018	Addition	Repayment	Disposal of a business	Realized gains / losses in income statement	Movements related to fair value hedges	Amortization	Transfer to/ from other headings	Other	Net exchange difference	At December 31, 2018
Subordinated borrowings	764	640	-	-	-	-	2	(68)	-	52	1,389
Trust pass-through securities	133	-	-	-	-	(6)	-	-	-	6	133
Borrowings	13,635	3,545	(5,211)	(151)	(23)	-	2	-	-	263	12,061
Assets held to hedge Trust pass-through securities	15	-	-	-	(6)	-	-	-	-	1	10